                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each director and/or officer of CheckFree Corporation (the "Corporation") whose signature appears below hereby appoints Peter J. Kight, Peter F. Sinisgalli, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended June 30, 2001, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 9th day of August, 2001.

Signature                                                     Title


     /s/ Peter J. Kight                     Chairman of the Board of Directors
----------------------------------          and Chief Executive Officer
     Peter J. Kight                         (Principal Executive Officer)


     /s/ David E. Mangum                    Executive Vice President and Chief
----------------------------------          Financial Officer
     David E. Mangum                        (Principal Financial Officer)



     /s/ Gary A. Luoma, Jr.                 Senior Vice President - Finance and
----------------------------------          Accounting, Chief Accounting Officer
     Gary A. Luoma, Jr.                     and Assistant Secretary
                                            (Principal Accounting Officer)



     /s/ William P. Boardman                Director
----------------------------------
     William P. Boardman


     /s/ James D. Dixon                     Director
----------------------------------
     James D. Dixon


     /s/ Henry C. Duques                    Director
----------------------------------
     Henry C. Duques


     /s/ Mark A. Johnson                    Director
----------------------------------
     Mark A. Johnson


     /s/ Lewis C. Levin                     Director
----------------------------------
     Lewis C. Levin


     /s/ Eugene F. Quinn                    Director
----------------------------------
     Eugene F. Quinn


     /s/ Jeffrey M. Wilkins                 Director
----------------------------------
     Jeffrey M. Wilkins